TD Asset Management USA Funds Inc.

Epoch Global All Cap Fund
(formerly, the TDAM Global All Cap Fund)

 – Institutional Class (TDGCX)

 – Advisor Class (TDGAX)

SUMMARY PROSPECTUS

June 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 27, 2016, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus.

Investment Objective

The Epoch Global All Cap Fund (formerly, the TDAM Global All Cap Fund) (the “Global All Cap Fund” or the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Advisor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	3.04%	4.18%
Total Annual Fund Operating Expenses	3.84%	5.23%
Fee Waivers and/or Expense Reimbursements(1)	(2.84)%	(3.98)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.25%

(1)	TDAM USA Inc., the Fund’s investment manager (“TDAM”), has contractually agreed to limit the Fund’s Total Annual Fund Operating Expenses to 1.00% for the Institutional Class and 1.25% for the Advisor Class of the Fund at least through May 31, 2017. This limit excludes certain expenses, including any Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses. TDAM is entitled to recoup from the Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed. This contract may not be terminated before May 31, 2017 unless approved by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$102	$910	$1,737	$3,889
Advisor Class	$127	$1,210	$2,288	$4,961

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended January 31, 2016, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of companies with any market capitalization located throughout the world, as well as equity-related instruments. For purposes of the Fund’s investment strategy, equity securities and equity-related instruments include common stock, securities convertible into common stock, preferred stock, warrants, shares of exchange-traded funds (“ETFs”), and units of real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). Under normal market conditions, the Fund will invest significantly (at least 40% of its net assets, unless market conditions are not deemed favorable by Epoch Investment Partners, Inc., the Fund’s subadviser (the “Subadviser” or “Epoch”), in which case the Fund would invest at least 30% of its net assets) in the securities of foreign companies. Foreign companies are generally defined as companies organized outside of the U.S. or those whose securities trade primarily in non-U.S. securities markets. The Fund’s investments in the securities of foreign companies will focus on securities of companies located in developed market countries, but the Fund may invest in securities of companies located in emerging market countries. Securities held by the Fund may be denominated in both U.S. dollars and foreign currencies.

The Fund’s portfolio is constructed using a “bottom-up” strategy, although the broader market and economic conditions may influence portfolio construction. The Subadviser may employ quantitative screening, followed by qualitative analysis, to identify potential investments for the Fund. Among the specific factors considered by the Subadviser in analyzing a company are:

•	sources of free cash flow;
•	use of capital;
•	strength of the company’s management team;
•	success in generating returns for shareholders; and
•	financial transparency.

The Subadviser may sell a security for a variety of reasons, including because:

•	the security has reached its target price;
•	its view of the company has changed;
•	it sees the investment thesis failing to materialize; or
•	it has identified another investment opportunity with a better risk-reward profile.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may be subject to the following principal risks:

Stock Market Risk — The market value of the Fund’s investments will fluctuate as the stock markets fluctuate. Stock prices may decline in response to adverse economic, industry, political or regulatory developments.

Equity Securities Risk — The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes, different or less robust government regulation of financial markets and institutions, expropriation or nationalization of the operations of foreign issuers, and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

Foreign Currency Risk — Foreign currency risk is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments denominated in foreign currencies or reduce the returns of the Fund.

Emerging Markets Risk — While investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, these risks are heightened with respect to investments in emerging market countries, where there is an even greater amount of economic, political and social instability.

Geographic Focus Risk — To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies.

Preferred Stock Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value form the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

ETF Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

REIT Risk — Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, changes in regional and national economic conditions, increases in property taxes and changes in interest rates. An individual REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequence.

MLP Risk — The interests or “units” of an MLP are listed and traded on securities exchanges or in the over-the-counter market and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. MLPs carry many of the risks inherent in investing in a partnership. Unit holders of an MLP may not be afforded corporate protections to the same extent as shareholders of a corporation. In addition, unlike owners of common stock of a corporation, holders of common units of an MLP may have more limited control and limited rights to vote on matters affecting the MLP and have no ability to elect directors annually. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLP Tax Risk — Due to their federal income tax treatment as partnerships, MLPs typically do not pay income taxes, but MLP unit holders are generally subject to tax on their share of the MLP’s income and gains. A change in current tax law or in the industry in which an MLP operates could result in the MLP being treated as a corporation for U.S. federal income tax purposes and being required to pay U.S. federal income tax on its taxable income.

The classification of an MLP in which the Fund holds units as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. and any such distributions to the Fund would generally be taxed as dividend income, which would materially reduce the Fund’s cash flow from such MLP unit investment.

Energy Related Risk — Although the Fund may generally invest in MLPs operating in any sector of the economy, a substantial portion of the MLPs in which the Fund invests will be engaged in businesses in the energy sector and energy-related industries (“Energy MLPs”). The performance of the Fund’s investments in Energy MLPs largely depends on the overall condition of the energy sector and is susceptible to economic, political and regulatory risks or other occurrences affecting the energy sector. For example, an Energy MLP may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Stock prices of Energy MLPs are also affected by supply and demand both for their specific product or service and for energy products in general.

Liquidity Risk — This is the risk that certain securities that the Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.

Strategy Risk — If the Subadviser’s strategies do not work as intended, the Fund may not achieve its investment objective.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows the Institutional Class’ performance from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the Fund’s performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for the Institutional Class shares only. The after-tax returns for the Advisor Class will vary due to the differences in expenses applicable to that Class. Of course, past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN Global All Cap Fund — Institutional Class as of 12/31

Year-to-date return as of 3/31/16: -2.39%

For the period covered by the bar chart, the highest and lowest quarterly returns were 4.92% (for the quarter ended 12/31/15) and -9.31% (for the quarter ended 9/30/15), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15

Global All Cap Fund	1 Year	Since Inception (March 21, 2013)
Institutional Class
Return Before Taxes	-2.06%	7.22%
Return After Taxes on Distributions	-5.52%	5.12%
Return After Taxes on Distributions And Sale of Fund Shares	0.78%	5.18%
Advisor Class
Return Before Taxes	-2.08%	7.18%
MSCI World Index (Net Dividends-USD) (reflects no deduction for expenses, fees or taxes)	-0.87%	7.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager and Subadviser

TDAM USA Inc. is the Fund’s investment manager. Epoch Investment Partners, Inc. is the Fund’s subadviser.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day-to-day management of the Fund appear in the table below.

Portfolio Manager	Title	Length of Service with the Fund
William W. Priest, CFA	Chief Executive Officer, Co-Chief Investment Officer & Portfolio Manager, Epoch	Since inception
David N. Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager, Epoch	Since inception
Michael A. Welhoelter, CFA	Managing Director, Portfolio Manager & Head of Quantitative Research & Risk Management, Epoch	Since inception
William J. Booth, CFA	Managing Director, Portfolio Manager & Senior Research Analyst, Epoch	Since inception

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) all or part of your shares of a Fund on any day that the Fund is open for business (normally any day when the New York Stock Exchange is open). Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted. You may sell shares by phone or by mail.

Balance Minimums. Investors wishing to purchase shares directly from a Fund must meet one of the following initial purchase and minimum account balance requirements as applicable to each of the Institutional Class and the Advisor Class:

(1)	For the Institutional Class, either a combined initial purchase and minimum account balance requirement of (i) $1,000,000 per household (by address) across the Institutional Class of shares of the Funds, or (ii) $10,000,000 per household (by address) across the Institutional Class of shares of the Funds and the following funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, and the TDAM Institutional Treasury Obligations Money Market Fund.
(2)	For the Advisor Class, a combined initial purchase and minimum account balance requirement $100,000 per household (by address) across the Advisor Class of shares of the Funds.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary. Due to the cost of maintaining smaller accounts, each Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Tax Information

Each Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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